UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Non-Voting Common Stock, $0.00390625 par value	EV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION INCLUDED IN THE REPORT

Item 7.01.	Regulation FD

As previously disclosed, on October 7, 2020, Eaton Vance Corp., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Morgan Stanley, a Delaware corporation (“Morgan Stanley”), Mirror Merger Sub 1, Inc., a Maryland corporation and a wholly owned subsidiary of Morgan Stanley (“Merger Sub 1”), and Mirror Merger Sub 2, LLC, a Maryland limited liability company and a wholly owned subsidiary of Morgan Stanley (“Merger Sub 2”), providing for, among other things, and subject to the conditions therein, (i) the merger of Merger Sub 1 with and into the Company (the “First Merger”), with the Company surviving as a wholly owned subsidiary of Morgan Stanley, and (ii) immediately following the completion of the First Merger, the merger of the surviving corporation from the First Merger with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger and continuing as a wholly owned direct subsidiary of Morgan Stanley.

Morgan Stanley previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, initially filed on December 4, 2020, and subsequently amended on January 19, 2021 (the “Registration Statement”), relating to the Mergers and the other transactions contemplated by the Merger Agreement (the “Transactions”). The Registration Statement became effective on January 29, 2021. The Registration Statement includes a preliminary information statement of the Company and a prospectus of Morgan Stanley that describes the Transactions and provides information regarding the Company and Morgan Stanley.

The final information statement/prospectus, dated January 29, 2021 (the “Information Statement/Prospectus”), is attached hereto as Exhibit 99.1. The Board of Directors of the Company has established the close of business on January 22, 2021 (the “Record Date”) as the record date for shareholders of the Company who are entitled to be mailed the Information Statement/Prospectus. On January 29, 2021, the Company began mailing the Information Statement/Prospectus to its shareholders as of the Record Date.

The information contained in Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication is being made in respect of the Transactions. In connection with the Transactions, Morgan Stanley filed the Registration Statement with the SEC that included the Information Statement/Prospectus. The Registration Statement became effective on January 29, 2021. The Information Statement/Prospectus was filed with the SEC on January 29, 2021 and was first mailed to the shareholders of the Company as of the Record Date on or about January 29, 2021. Morgan Stanley and the Company may file additional relevant materials with the SEC in connection with the Transactions.

MORGAN STANLEY AND THE COMPANY URGE INVESTORS AND SECURITYHOLDERS TO READ THESE MATERIALS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT MORGAN STANLEY, THE COMPANY AND THE TRANSACTIONS.

Investors and securityholders can obtain documents filed with the SEC (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Morgan Stanley or the Company (when they become available) can also be obtained free of charge by requesting them in writing or by telephone from Morgan Stanley or the Company at the following addresses and telephone numbers:

Morgan Stanley	Eaton Vance
1585 Broadway	Two International Place
New York, NY 10036	Boston, Massachusetts 02110
Attention: Investor Relations	Attention: Investor Relations
1-212-762-8131	617-672-6744
investorrelations@morganstanley.com	esenay@eatonvance.com

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining required regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the acquisition, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period, (ii) the ability of Morgan Stanley and the Company to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against Morgan Stanley, the Company or their respective officers or directors, (iv) the risk that disruptions from the proposed transaction will harm Morgan Stanley’s and the Company’s business, including current plans and operations, (v) the ability of Morgan Stanley or the Company to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisition that could affect Morgan Stanley’s and/or the Company’s financial performance, (x) certain restrictions during the pendency of the acquisition that may impact Morgan Stanley’s or the Company’s ability to pursue certain business opportunities or strategic transactions, (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Morgan Stanley’s or the Company’s management’s response to any of the aforementioned factors, (xii) dilution caused by Morgan Stanley’s issuance of additional shares of its common stock in connection with the proposed transaction, (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (xiv) those risks described in Item 1A of Morgan Stanley’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K, (xv) those risks described in Item 1A of the Company’s most recently filed Annual Report on Form 10-K and subsequent reports on Form 8-K and (xvi) those risks described in the Registration Statement available from the sources indicated above. These risks, as well as other risks associated with the proposed acquisition, are more fully discussed in the Registration Statement that has been filed with the SEC in connection with the proposed acquisition. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Morgan Stanley’s or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Morgan Stanley nor the Company assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Information Statement/Prospectus of Morgan Stanley, dated January 29, 2021
104	Cover Page Interactive Date File – The cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date: January 29, 2021	/s/ Frederick S. Marius
	Name:	Frederick S. Marius